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PAYDENFUNDS

                SUPPLEMENT TO PROSPECTUS DATED FEBRUARY 28, 2005


Effective November 1, 2005, the "Principal Investment Strategies" and "Principal Investment Risk" for the Payden Growth & Income Fund, as set forth on page 21 of the Prospectus dated February 28, 2005, are hereby deleted in their entirety and the following is substituted in their place. The Investment Objective for the Fund, as set forth below and on page 21 of the Prospectus, remains unchanged. Also, effective November 1, 2005, the Fund's benchmark will change from the S&P 500 BARRA Value Index to the Russell 1000 Value Index.

INVESTMENT OBJECTIVE:

          The Fund seeks growth of capital and some current income.

PRINCIPAL INVESTMENT STRATEGIES:

     - Under normal market conditions, the Fund invests approximately 50% of its total assets in a portfolio of common stocks structured to perform in a manner similar to a large cap value basket of stocks, such as the Fund's benchmark, the Russell 1000 Value Index. The Adviser uses a quantitative technique to structure a portfolio of large cap value stocks designed to approximate the performance of the Fund's benchmark.

     - Under normal market conditions, the Fund invests the remaining approximately 50% of its total assets in a combination of one or more exchange-traded funds, such as the Russell 1000 Value Index ishares.

     - The Fund is "non-diversified," which means that the Adviser may from time to time invest a larger percentage of the Fund's assets in securities of a limited number of issuers.

PRINCIPAL INVESTMENT RISKS:

     - By investing in stocks, the Fund exposes you to certain risks, including a sudden decline in a holding's share price, or an overall decline in the stock market. As with any stock fund, the value of your investment will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of the individual companies whose stocks the Fund owns. By investing in the Fund, therefore, you could lose money.

     - Although the Fund's return will vary with changes in the stock market, the Fund is not an index fund, and changes in the Fund's net asset value per share will not precisely track changes in the general stock market or the Fund's benchmark. For example, to the extent that the Fund invests in only a limited portion of the common stocks making up the benchmark, the Fund may be more volatile than that benchmark.

     - The Fund is "non-diversified." As a result, events that affect a few - or even one - of the Fund's investments may have a greater impact on the value of the Fund's shares than for a diversified fund.

           THE DATE OF THIS PROSPECTUS SUPPLEMENT IS OCTOBER 14, 2005